                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 20, 2001

                       COVAD COMMUNICATIONS GROUP, INC.
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                        000-25271                 77-0461529
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)




4250 Burton Drive, Santa Clara, California                             95054
  (Address of Principal Executive Offices)                           (Zip Code)



      Registrant's telephone number, including area code: (408) 987-1000

Item 5.           Other Events.

         On July 20, 2001, Covad Communications Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.           Exhibits.

         99.1     Press Release dated July 20, 2001.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COVAD COMMUNICATIONS GROUP, INC.



Date:  July 20, 2001                            By: /s/ Dhruv Khanna
                                                    --------------------------
                                                    Dhruv Khanna,
                                                    Executive Vice President,
                                                    Human Resources, General
                                                    Counsel and Secretary

                                 Exhibit Index
                                 -------------


Exhibit                    Description
-------                    -----------

99.1                       Press Release dated July 20, 2001.